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                                                                     Exhibit 23


CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our reports dated
February 9, 1998, in Post-Effective Amendment No. 9 to the Registration Statement (Form S-1 No. 33-38066) and related Prospectus of SBM Certificate Company.


                                                       /s/ Ernst & Young  LLP


Louisville, Kentucky
February 23, 1998